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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS



   We hereby consent to the inclusion in the Liberty Bancshares, Inc. registration statement on Form S-4 of our report dated May 13, 1998, with respect to SAC RIVER VALLEY BANK'S financial statements for the years ended December 31, 1997 and 1996. We also consent to the reference to our firm under the heading "EXPERTS" in such registration statement.





Springfield, Missouri
July 8, 1998